UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549

                               SCHEDULE 14A
                              (Rule 14a-101)

        Proxy Statement Pursuant to Section 14(a) of the Securities
                Exchange Act of 1934 (Amendment No.       )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]   Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to 240.14a-12

                   Home Federal Bancorp, Inc. of Louisiana
_____________________________________________________________________________
              (Name of Registrant as Specified In Its Charter)

_____________________________________________________________________________
     (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.

[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)   Title of each class of securities to which transaction applies: _________

(2)   Aggregate number of securities to which transaction applies: ____________

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): _______________

(4)   Proposed maximum aggregate value of transaction: ________________________

(5)   Total fee paid __________________________________________________________

[ ]   Fee paid previously with preliminary materials: _________________________

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)   Amount Previously Paid: _________________________________________________

(2)   Form, Schedule or Registration Statement No.: ___________________________

(3)   Filing Party: ___________________________________________________________

(4)   Date Filed:_________________________________________




                 [HOME FEDERAL BANCORP, INC. OF LOUISIANA LOGO]













                                                                October 6, 2006


Dear Shareholder:

     You are cordially invited to attend the annual meeting of shareholders of Home Federal Bancorp, Inc. of Louisiana. The meeting will be held at our main office located at 624 Market Street, Shreveport, Louisiana, on Wednesday, November 8, 2006 at 10:00 a.m., Central Time.

     At the annual meeting, you will be asked to elect three directors for three year terms and ratify the appointment of LaPorte Sehrt Romig & Hand as our independent registered public accounting firm for the fiscal year ending June 30, 2007. Each of these matters is more fully described in the accompanying materials.

     It is very important that you be represented at the annual meeting regardless of the number of shares you own or whether you are able to attend the meeting in person. We urge you to mark, sign, and date your proxy card today and return it in the envelope provided, even if you plan to attend the annual meeting. This will not prevent you from voting in person, but will ensure that your vote is counted if you are unable to attend.

     Your continued support of and interest in Home Federal Bancorp, Inc. of Louisiana is sincerely appreciated.

                                   Very truly yours,



                                   /s/ Daniel R. Herndon
                                   Daniel R. Herndon
                                   President and Chief Executive Officer






_____________________________________________________________________________

                   HOME FEDERAL BANCORP, INC. OF LOUISIANA
                             624 Market Street
                        Shreveport, Louisiana 71101
                              (318) 222-1145
_____________________________________________________________________________

                  NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
_____________________________________________________________________________

TIME.................  10:00 a.m., Central Time, Wednesday, November 8, 2006

PLACE................  Home Federal Bancorp, Inc. of Louisiana
                       624 Market Street
                       Shreveport, Louisiana

ITEMS OF BUSINESS....  (1)  To elect three directors for a three-year term expiring in 2009 and until their successors are elected and qualified;

                       (2) To ratify the appointment of LaPorte Sehrt Romig & Hand as our independent registered public accounting firm for the fiscal year ending June 30, 2007; and

                       (3) To transact such other business, as may properly come before the meeting or at any adjournment thereof. We are not aware of any other such business.

RECORD DATE..........  Holders of Home Federal Bancorp common stock of record at the close of business on September 26, 2006 are entitled to vote at the meeting.

ANNUAL REPORT........  Our 2006 Annual Report to Shareholders is enclosed but is not a part of the proxy solicitation materials.

PROXY VOTING.........  It is important that your shares be represented and voted at the meeting. You can vote your shares by completing and returning the proxy card sent to you. Most shareholders whose shares are held in "street" name can also vote their shares over the Internet or by telephone. If Internet or telephone voting is available to you, voting instructions are printed on the voting instruction form sent to you. You can revoke a proxy at any time prior to its exercise at the meeting by following the instructions in the accompanying proxy statement.


                       BY ORDER OF THE BOARD OF DIRECTORS


                       /s/DeNell W. Mitchell
                       DeNell W. Mitchell
                       Corporate Secretary


Shreveport, Louisiana
October 6, 2006
_____________________________________________________________________________


_____________________________________________________________________________

                             TABLE OF CONTENTS
_____________________________________________________________________________
                                                                         Page
                                                                         ____

About the Annual Meeting of Shareholders.................................   1

Information with Respect to Nominees for Director, Continuing

 Directors and Executive Officers........................................   3

   Election of Directors (Proposal One)..................................   3

   Members of the Board of Directors Continuing in Office................   4

   Executive Officer Who Is Not Also a Director..........................   4

   Director Nominations..................................................   4

   Committees and Meetings of the Board of Directors.....................   4

   Directors' Attendance at Annual Meetings..............................   5

   Directors' Compensation...............................................   5

Report of the Audit Committee............................................   5

Management Compensation..................................................   6

   Summary Compensation Table............................................   6

   Stock Options.........................................................   7

   Indtedness of Management and Related Party Transactions...............   7

Beneficial Ownership of Common Stock by Certain Beneficial Owners and

 Management..............................................................   8

   Section 16(a) Beneficial Ownership Reporting Compliance...............   9

Ratification of Appointment of Independent Registered Public Accounting

 Firm (Proposal Two).....................................................   9

   Audit Fees............................................................  10

Shareholder Proposals, Nominations and Communications with the Board of

 Directors...............................................................  10

Annual Reports...........................................................  11

Other Matters............................................................  11



                        PROXY STATEMENT
                              OF
             HOME FEDERAL BANCORP, INC. OF LOUISIANA
                       _____________________

_________________________________________________________________

             ABOUT THE ANNUAL MEETING OF SHAREHOLDERS
_________________________________________________________________

     This proxy statement is furnished to holders of common stock of Home Federal Bancorp, Inc. of Louisiana, the parent holding company of Home Federal Savings and Loan Association. Our Board of Directors is soliciting proxies to be used at the annual meeting of shareholders to be held at our main office at 624 Market Street, Shreveport, Louisiana, on Wednesday, November 8, 2006 at 10:00 a.m., Central Time, and any adjournment thereof, for the purposes set forth in the Notice of Annual Meeting of Shareholders. This proxy statement is first being mailed to shareholders on or about October 6, 2006.

What is the purpose of the annual meeting?

     At our annual meeting, shareholders will act upon the matters outlined in the notice of meeting, including the election of directors and ratification of our independent registered public accounting firm. In addition, management will report on the performance of Home Federal Bancorp and respond to questions from shareholders.

Who is entitled to vote?

     Only our shareholders of record as of the close of business on the record date for the meeting, September 26, 2006, are entitled to vote at the meeting. On the record date, we had 3,538,258 shares of common stock issued and outstanding and no other class of equity securities outstanding. For each issued and outstanding share of common stock you own on the record date, you will be entitled to one vote on each matter to be voted on at the meeting, in person or by proxy.

How do I submit my proxy?

     After you have carefully read this proxy statement, indicate on your proxy form how you want your shares to be voted. Then sign, date and mail your proxy form in the enclosed prepaid return envelope as soon as possible. This will enable your shares to be represented and voted at the annual meeting.

If my shares are held in "street name" by my broker, could my broker automatically vote my shares for me?

     Your broker may vote in his or her discretion on the election of directors and ratification of the auditors if you do not furnish instructions.

Can I attend the meeting and vote my shares in person?

     All shareholders are invited to attend the annual meeting. Shareholders of record can vote in person at the annual meeting. If your shares are held in street name, then you are not the shareholder of record and you must ask your broker or other nominee how you can vote at the annual meeting.

Can I change my vote after I return my proxy card?

     Yes. If you are a shareholder of record, there are three ways you can change your vote or revoke your proxy after you have sent in your proxy form.

       *  First, you may send a written notice to our Corporate
          Secretary, Ms. DeNell W. Mitchell, Home Federal
          Bancorp, Inc. of Louisiana, 624 Market Street,
          Shreveport, Louisiana 71101, in advance of the meeting stating that you would like to revoke your proxy.

       * Second, you may complete and submit a new proxy form before the annual meeting. Any earlier proxies will be revoked automatically.

       * Third, you may attend the annual meeting and vote in person. Any earlier proxy will be revoked. However, attending the annual meeting without voting in person will not revoke your proxy.

     If your shares are held in "street name" and you have instructed a broker or other nominee to vote your shares, you must follow directions you receive from your broker or other nominee to change your vote.

What constitutes a quorum?

     The presence at the meeting, in person or by proxy, of the holders of a majority of outstanding shares that all shareholders are entitled to vote on a particular matter will constitute a quorum. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of votes considered to be present at the meeting.

What are the Board of Directors' recommendations?

     The recommendations of the Board of Directors are set forth under the description of each proposal in this proxy statement. In summary, the Board of Directors recommends that you vote FOR the nominees for director described herein and FOR ratification of the appointment of LaPorte Sehrt Romig & Hand for fiscal 2007.

     The proxy solicited hereby, if properly signed and returned to us and not revoked prior to its use, will be voted in accordance with your instructions. If no contrary instructions are given, each proxy signed and received will be voted in the manner recommended by the Board of Directors and, upon the transaction of such other business as may properly come before the meeting, in accordance with the best judgment of the persons appointed as proxies. Proxies solicited hereby may be exercised only at the annual meeting and any adjournment of the annual meeting and will not be used for any other meeting.

What vote is required to approve each item?

     The election of directors will be determined by a plurality of the votes cast at the annual meeting. The three nominees for director receiving the most "for" votes will be elected directors. The affirmative vote of a majority of the shares represented in person or by proxy at the annual meeting is required for approval of the proposal to ratify the appointment of LaPorte Sehrt Romig & Hand for fiscal 2007. Abstentions are considered in determining the presence of a quorum and will count as a vote against the proposal to ratify the appointment of the independent registered public accounting firm.

     As indicated below under "Beneficial Ownership of Common Stock by Certain Beneficial Owners and Management," Home Federal Mutual Holding Company of Louisiana owns a majority of our outstanding common stock. The Mutual Holding Company intends to vote all of the shares it owns for the nominees for director and for the ratification of the appointment of LaPorte Sehrt Romig & Hand, thereby ensuring a quorum at the annual meeting, and that each of such proposals will be adopted.

_________________________________________________________________

 INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTOR, CONTINUING
                DIRECTORS AND EXECUTIVE OFFICERS
_________________________________________________________________

Election of Directors (Proposal One)

     Our Bylaws provide that the Board of Directors shall be divided into three classes as nearly equal in number as possible. The directors are elected by our shareholders for staggered terms and until their successors are elected and qualified. One class shall be elected annually. At this meeting, you will be asked to elect one class of directors, consisting of three directors, for a three-year term expiring in 2009 and until their successors are elected and qualified.

     Our Board of Directors has recommended the re-election of Messrs. Hearne, Patterson and Wedgeworth as directors. No director or nominee for director is related to any other director or executive officer by blood, marriage or adoption, except Daniel Herndon and David Herndon III who are brothers and Sidney York and Amos Wedgeworth Jr., who are brothers-in-law. Shareholders are not permitted to use cumulative voting for the election of directors. Our Board of Directors has determined that Messrs. Colquitt, Hearne, Humphrey, Lawrence, Wedgeworth and York are independent directors as defined in the Nasdaq listing standards.

     Unless otherwise directed, each proxy signed and returned by a shareholder will be voted for the election of the nominees for director listed below. If any person named as a nominee should be unable or unwilling to stand for election at the time of the annual meeting, the proxies will nominate and vote for any replacement nominee or nominees recommended by our Board of Directors. At this time, the Board of Directors knows of no reason why any of the nominees listed below may not be able to serve as a director if elected.

     The following tables present information concerning the nominees for director, and our continuing directors, all of whom also serve as directors of Home Federal Savings and Loan Association. The indicated period of service as a director includes service as a director of Home Federal Savings and Loan Association prior to the organization of Home Federal Bancorp in 2005. Ages are reflected as of June 30, 2006.


         Nominees for Director for Three-Year Terms Expiring in 2009

                                    Position with Home Federal Bancorp and        Director
         Name             Age   Principal Occupation During the Past Five Years     Since
______________________   _____  _______________________________________________   ________
Henry M. Hearne           66    Director.  Self employed in the fields of           2000
                                investments and farming.

Clyde D. Patterson        64    Director.  Executive Vice President of Home         1990
                                Federal Savings and Loan and Home Federal
                                Bancorp since September 1993 and January 2005,
                                respectively.

Amos L. Wedgeworth, Jr.   80    Director.  Retired physician.                       1980

          The Board of Directors recommends that you vote FOR election of the nominees for director.

Members of the Board of Directors Continuing in Office

                      Directors Whose Terms Expire in 2007

                                    Position with Home Federal Bancorp and        Director
         Name             Age   Principal Occupation During the Past Five Years     Since
______________________   _____  _______________________________________________   ________
Walter T. Colquitt III    61    Director.  Dentist, Shreveport, Louisiana.          1993

Daniel R. Herndon         66    Chairman of the Board of Directors of Home          1980
                                Federal Savings and Loan since January 1998.
                                President and Chief Executive Officer of Home
                                Federal Savings and Loan since September 1993.
                                Chairman, President and Chief Executive
                                Officer of Home Federal Bancorp since 2005.

Scott D. Lawrence         60    Director. President of Southwestern Wholesale,      1994
                                Shreveport, Louisiana since 1980.


                      Directors Whose Terms Expire in 2008


                                    Position with Home Federal Bancorp and        Director
         Name             Age   Principal Occupation During the Past Five Years     Since
______________________   _____  _______________________________________________   ________
David A. Herndon III      69    Director.  Retired geologist.                       1998

Woodus K. Humphrey        66    Director. Insurance executive, Woodus Humphrey      2001
                                Insurance, Inc., Shreveport, Louisiana.

Sidney D. York            78    Director.  Retired as Chairman of Home Federal      1977
                                Savings and Loan in January 1998 and as
                                President in September 1993.

Executive Officer Who is Not Also A Director

     DeNell W. Mitchell, age 50 years, has served as the Vice
President and Senior Lending Officer of Home Federal Savings and
Loan since 1993 and Secretary-Treasurer since 2004. Ms. Mitchell has served as Vice President and Corporate Secretary of Home Federal Bancorp since 2005.

Director Nominations

     Nominations for director of Home Federal Bancorp are made by the full Board of Directors which acts as the nominating committee pursuant to our federal stock Bylaws. The Board of Directors will consider candidates for director suggested by other directors, as well as our management and shareholders. A shareholder who desires to recommend a prospective nominee for the Board should notify our Secretary in writing with whatever supporting material the shareholder considers appropriate. Any shareholder wishing to make a nomination must follow our procedures for shareholder nominations, which are described under "Shareholder Proposals, Nominations and Communications with the Board of Directors."

Committees and Meetings of the Board of Directors

     During the fiscal year ended June 30, 2006, the Board of Directors of Home Federal Bancorp met nine times. No director of Home Federal Bancorp attended fewer than 75% of the aggregate of the total number of Board meetings held during the period for which he has been a director and the total number of meetings held by all committees of the Board on which he served during the periods that he served.

     The compensation levels of the Chief Executive Officer and the other officers are determined by the full Board of Directors.
Messrs. Daniel Herndon and Clyde Patterson do not participate in discussions of their own compensation.

     AUDIT COMMITTEE. The Board of Directors of Home Federal Bancorp has established an Audit Committee consisting of Messrs. Hearne, Lawrence and David Herndon. The Audit Committee reviews with management and the independent registered public accounting firm the systems of internal control, reviews the annual financial statements, including the Form 10-KSB and monitors Home Federal Bancorp's adherence in accounting and financial reporting to generally accepted accounting principles. The Audit Committee is comprised of three directors who are independent directors as defined in the Nasdaq listing standards and the rules and regulations of the Securities and Exchange Commission, except for David Herndon, who is the brother of Daniel Herndon. The Board of Directors has determined that no members of the Audit Committee meet the qualifications established for an audit committee financial expert in the regulations of the Securities and Exchange Commission. The Audit Committee met four times in fiscal 2006. The Audit Committee charter as presently in effect was attached to the proxy statement for the 2005 annual meeting as Appendix A.

Directors' Attendance at Annual Meetings

     Directors are expected to attend the annual meeting absent a valid reason for not doing so. All of our directors attended the 2005 annual meeting of shareholders.

Directors' Compensation

     We do not pay separate compensation to directors for their service on the Board of Directors of Home Federal Bancorp. Members of Home Federal Savings and Loan's Board of Directors receive $600 per regular Board meeting and $50 per committee meeting, only if attended; meetings held telephonically are not paid. The members of the Board may also receive bonuses in June and December of each year which ranged from $400 to $900 in fiscal 2006. Board fees are subject to periodic adjustment by the Board of Directors.

________________________________________________________________

                 REPORT OF THE AUDIT COMMITTEE
________________________________________________________________

     The functions of the Audit Committee include the following: performing all duties assigned by the Board of Directors, reviewing with management and independent public accountants the basis for the reports issued by Home Federal Saving and Loan and Home Federal Bancorp, Inc. pursuant to federal regulatory requirements, meeting with the independent registered public accounting firm to review the scope of audit services, significant accounting changes and audit conclusions regarding significant accounting estimates, assessments as to the adequacy of internal controls and the resolution of any significant deficiencies or material control weaknesses, and assessing compliance with laws and regulations and overseeing the internal audit function. The Audit Committee also reviews and assesses the adequacy of its Charter on an annual basis.

     The Audit Committee has reviewed and discussed Home Federal Bancorp's audited financial statements with management. The Audit Committee has discussed with Home Federal Bancorp's independent registered public accounting firm, LaPorte Sehrt Romig and Hand, the matters required to be discussed by the Statement on Auditing Standards ("SAS") No. 61, "Communication with Audit Committees," as amended by SAS No. 90, "Audit Committee Communications." The Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit

Committees" and has discussed with LaPorte Sehrt Romig &
Hand, the independent auditor's independence. Based on the review and discussions referred to above in this report, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in Home Federal Bancorp's Annual Report on Form 10-KSB for fiscal year 2006 for filing with the Securities and Exchange Commission.



                                   Henry M. Hearne
                                   David A. Herndon III
                                   Scott D. Lawrence

_________________________________________________________________

                    MANAGEMENT COMPENSATION
_________________________________________________________________

Summary Compensation Table

     The following table sets forth a summary of certain information concerning the compensation paid by Home Federal Savings and Loan (including amounts deferred to future periods by the officers) for services rendered in all capacities during the fiscal years ended June 30, 2006, 2005 and 2004 to the President and Chief Executive Officer and the other executive officer of Home Federal Savings and Loan during fiscal 2006 whose salary plus bonus exceeded $100,000. Home Federal Bancorp has not paid separate cash compensation to its officers and directors.

                                                                        Long Term Compensation
                                                                       ________________________
                                                                               Awards
                                                         Annual        ________________________
                                                    Compensation(1)                 Securities
                                          Fiscal  ___________________  Restricted   Underlying    All Other
     Name and Principal Position           Year    Salary     Bonus    Stock(2)($)  Options(#)   Compensation
_______________________________________   ______  ________  _________  ___________  ___________  ____________
Daniel R. Herndon
  President and Chief Executive Officer    2006   $130,350   $19,553    $171,685      43,500      $27,493(3)
                                           2005    130,350    13,035       --           --         17,703
                                           2004    128,304    12,665       --           --         16,798

Clyde D. Patterson                         2006   $103,700   $15,555    $ 91,605      26,160      $23,633(3)
  Executive Vice President                 2005    103,700    10,370       --           --         15,944
                                           2004    102,085    10,070       --           --         14,625

___________________

(1) Annual compensation does not include amounts attributable to other miscellaneous benefits received by Mr. Herndon. The costs to Home Federal Savings and Loan of providing such benefits during fiscal 2006 did not exceed 10% of the total salary and bonus paid to or accrued for the benefit of the individual executive officer.

(2) Reflects the value of shares of restricted stock on the date of grant awarded pursuant to the 2005 Recognition and Retention Plan. Such restricted stock vests over five years, 20% per year from the date of the grant. Dividends paid on the restricted common stock are held in the trust and paid to the recipient as soon as practicable after the share award vests. As of June 30, 2006, Messrs. Herndon and Patterson had 17,430 shares and 9,300 shares, respectively, of unearned restricted stock which had fair market values of $182,143 and $97,185, respectively.

(3) Includes contributions by Home Federal Savings and Loan of $8,994 and $7,155 to the accounts of Messrs. Herndon and Patterson, respectively, under the Home Federal Savings and Loan 401(k) Plan during fiscal 2006, the fair market value on June 30, 2006 of a share of Home Federal Bancorp common stock ($10.45) multiplied by the 947.324 and 753.908 shares allocated to the employee stock ownership plan accounts of Messrs. Herndon and Patterson, respectively, during fiscal 2006 and $8,600 in directors' fees paid to each individual during fiscal 2006.

Stock Options

          Stock Option Grants During Fiscal Year 2006

     The following table sets forth, with respect to the executive officers named in the Summary Compensation Table above, information with respect to stock options granted during fiscal
2006. All such options vest pro rata over a five year period for the named executive officers.

                                              Individual Grants
                          _____________________________________________________________
                            Number of       Percent of Total
                            Securities      Options Granted      Exercise                 Grant Date
                            Underlying      to Employees in       Price      Expiration    Present
        Name              Options Granted     Fiscal Year       ($/Sh)(1)       Date      Value$(2)
_____________________     _______________   ________________   ___________   __________   __________
Daniel R. Herndon......       43,500             35.6%            $9.85       8/18/2015    $78,300

Clyde D. Patterson.....       26,160             21.4              9.85       8/18/2015     47,088

_______________________

(1) The exercise price was based on Home Federal Bancorp's market price of the common stock on the date of the grant.

(2) The fair value of the options granted was estimated using the Black-Scholes pricing model. Under such analysis, the risk-free interest rate was assumed to be 4.13%, and the expected life of the options to be 10 years, the expected volatility was assumed to be 8.59% and the dividend yield to be 2.0% per share.

                 Fiscal Year-End Option Values

     The following table sets forth, with respect to the executive officers named in the Summary Compensation Table, information with respect to the number of options held at the end of the fiscal year ended June 30, 2006 and the value with respect thereto.

                             Number of Securities          Value of Unexercised
                        Underlying Unexercised Options     In The Money Options
                            at Fiscal Year End(#)         at Fiscal Year End(1)
                        ______________________________  __________________________
     Name               Exercisable      Unexercisable  Exercisable  Unexercisable
__________________      ___________      _____________  ___________  _____________
Daniel R. Herndon....        --               43,500       $  --        $26,100

Clyde D. Patterson...        --               26,160          --         15,696

_______________

(1) Calculated by determining the difference between the fair market value of a share of the common stock underlying the options at June 30, 2006 ($10.45) and the exercise price of the options.

Indebtedness of Management and Related Party Transactions

     In accordance with applicable federal laws and regulations, Home Federal Savings and Loan offers mortgage loans to its directors, officers and employees as well as members of their immediate families for the financing of their primary residences and certain other loans. These loans are generally made on substantially the same terms as those prevailing at the time for comparable transactions with non-affiliated persons. It is the belief of management that these loans neither involve more than the normal risk of collectibility nor present other unfavorable features.

_________________________________________________________________

BENEFICIAL OWNERSHIP OF COMMON STOCK BY CERTAIN BENEFICIAL OWNERS
                         AND MANAGEMENT
_________________________________________________________________

     The following table sets forth as of September 26, 2006, the voting record date, certain information as to the common stock beneficially owned by (i) each person or entity, including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, who or which was known to us to be the beneficial owner of more than 5% of the issued and outstanding common stock, (ii) the directors of Home Federal Bancorp, (iii) certain executive officers of Home Federal Bancorp; and (iv) all directors and executive officers of Home Federal Bancorp as a group.

                                     Amount and Nature      Percent of
    Name of Beneficial                of Beneficial           Common
    Owner or Number of               Ownership as of         Stock(2)
     Persons in Group              September 26, 2006(1)
______________________________________________________________________

Home Federal Mutual Holding
Company of Louisiana.............       2,135,375             60.4%
  624 Market Street
  Shreveport, Louisiana 71101

Directors:
  Walter T. Colquitt III.........           4,353(3)            *
  Henry M. Hearne................          19,484(3)(4)         *
  Daniel R. Herndon..............          46,463(3)(5)        1.3
  David A. Herndon III...........          23,484(3)(6)         *
  Woodus K. Humphrey.............           4,253(3)            *
  Scott D. Lawrence..............          14,484(3)(7)         *
  Clyde D. Patterson.............          19,567(3)(8)         *
  Amos L. Wedgeworth, Jr.........           5,484(3)            *
  Sidney D. York.................           5,984(3)            *

All Directors and Executive
 Officers as a Group
 (10 persons)....................         147,206(3)           4.2%

___________________

*    Represents less than 1% of our outstanding common stock.

(1) Based upon filings made pursuant to the Securities Exchange Act of 1934 and information furnished by the respective individuals. Under regulations promulgated pursuant to the Securities Exchange Act of 1934, shares of common stock are deemed to be beneficially owned by a person if he or she directly or indirectly has or shares (i) voting power, which includes the power to vote or to direct the voting of the shares, or (ii) investment power, which includes the power to dispose or to direct the disposition of the shares. Unless otherwise indicated, the named beneficial owner has sole voting and dispositive power with respect to the shares.

(2) Each beneficial owner's percentage ownership is determined by assuming that options held by such person (but not those held by any other person) and that are exercisable within 60 days of the voting record date have been exercised.

(3) Includes a total of 39,850 shares over which the directors and executive officers as a group (10 persons) have voting power which have been granted pursuant to the 2005 Recognition and Retention Plan, that are vesting at a rate of 20% per year, and are held in the associated trust. The trust holds 2,391 of such shares on behalf of each non-employee director and on behalf of Messrs. Daniel Herndon and Clyde Patterson, 13,944 and 7,440 of such shares, respectively. Includes a total of 25,423 shares subject to stock options granted pursuant to the 2005 Stock Option Plan that are exercisable within 60 days of the voting record date. Each non-employee director holds 1,495 of such stock options and Messrs. Daniel Herndon and Clyde Patterson hold 8,700 and 5,232 stock options, respectively.

(4) Includes 5,000 shares held by Mr. Hearne's spouse and 10,000 shares held by the Grand Bend Investments LLC, of which Mr.
     Hearne is a principal.

                          (Footnotes continued on following page)

___________________

(5) Includes 7,476 shares held in Home Federal Savings and Loan Association's 401(k) Plan for the benefit of Mr. Herndon, 947 shares allocated to Mr. Herndon's account in the Home Federal Savings and Loan Association employee stock ownership plan and 13,000 shares held by Herndon Investment Company LLC over which Mr. Herndon disclaims beneficial ownership except with respect to his 50% ownership interest therein.

(6)  Includes 13,000 shares held by Herndon Investment Company
     LLC, of which Mr. Herndon is a 50% owner, and over which he disclaims beneficial ownership except with respect to his pecuniary interest therein.

(7) Includes 5,000 shares held in Mr. Lawrence's individual retirement account.

(8)  The 5,000 shares are held in Home Federal Savings and Loan
     Association's 401(k) Plan for the benefit of Mr. Patterson and 753 shares allocated to Mr. Patterson's account in the employee stock ownership plan.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the officers and directors, and persons who own more than 10% of Home Federal Bancorp's common stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than 10% shareholders are required by regulation to furnish Home Federal Bancorp with copies of all Section 16(a) forms they file. We know of no person who owns 10% or more of our common stock other than Home Federal Mutual Holding Company.

     Based solely on our review of the copies of such forms furnished to us, or written representations from our officers and directors, we believe that during, and with respect to, the fiscal year ended June 30, 2006, our officers and directors complied in all respects with the reporting requirements promulgated under Section 16(a) of the Securities Exchange Act of 1934.

_________________________________________________________________

                RATIFICATION OF APPOINTMENT OF
  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (PROPOSAL TWO)
_________________________________________________________________

     The Audit Committee of the Board of Directors of Home Federal Bancorp has appointed LaPorte Sehrt Romig & Hand, independent registered public accounting firm, to perform the audit of our financial statements for the year ending June 30, 2007, and further directed that the selection of auditors be submitted for ratification by the shareholders at the annual meeting.

     We have been advised by LaPorte Sehrt Romig & Hand that neither that firm nor any of its associates has any relationship with Home Federal Bancorp or its subsidiaries other than the usual relationship that exists between an independent registered public accounting firm and its clients. LaPorte Sehrt Romig & Hand will have one or more representatives at the annual meeting who will have an opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions.

     In determining whether to appoint LaPorte Sehrt Romig & Hand as our independent registered public accounting firm, the Audit Committee considered whether the provision of services, other than auditing services, by LaPorte Sehrt Romig & Hand is compatible with maintaining their independence. In fiscal 2006 and 2005, LaPorte Sehrt Romig & Hand performed auditing services as well as reviewed our public filings. The Audit Committee believes that LaPorte Sehrt Romig & Hand's performance of these services is compatible with maintaining the independent registered public accounting firm's independence.

Audit Fees

     The following table sets forth the aggregate fees paid by us to LaPorte Sehrt Romig & Hand for professional services rendered by LaPorte Sehrt Romig & Hand in connection with the audit of Home Federal Bancorp's consolidated financial statements for fiscal 2006 and 2005, as well as the fees paid by us to LaPorte Sehrt Romig & Hand for audit-related services, tax services and all other services rendered by LaPorte Sehrt Romig & Hand to us during fiscal 2006 and 2005.

                                          Year Ended June 30,
                                          ___________________
                                            2006       2005
                                          ________   ________
Audit fees (1)........................    $46,500     $53,070

Audit-related fees....................         --          --

Tax fees..............................         --          --

All other fees........................         --          --
                                           ______      ______
 Total................................    $46,500     $53,070
                                           ======      ======
___________________

(1) Audit fees consist of fees incurred in connection with the audit of our annual financial statements and the review of the interim financial statements included in our quarterly reports filed with the Securities and Exchange Commission, as well as work generally only the independent auditor can reasonably be expected to provide, such as statutory audits, consents and assistance with and review of documents filed with the Securities and Exchange Commission. Audit fees for fiscal 2005 include fees incurred in connection with the provision of a comfort letter for our initial public offering prospectus.

     The Audit Committee selects our independent registered public accounting firm and pre-approves all audit services to be provided by it to Home Federal Bancorp. The Audit Committee also reviews and pre-approves all audit-related and non-audit related services rendered by our independent registered public accounting firm in accordance with the Audit Committee's charter. In its review of these services and related fees and terms, the Audit Committee considers, among other things, the possible effect of the performance of such services on the independence of our independent registered public accounting firm. The Audit Committee pre-approves certain audit-related services and certain non-audit related tax services which are specifically described by the Audit Committee on an annual basis and separately approves other individual engagements as necessary.

     Each new engagement of LaPorte Sehrt Romig & Hand was approved in advance by the Audit Committee or its Chair, and none of those engagements made use of the de minimis exception to pre-approval contained in the Securities and Exchange Commission's rules.

     The Board of Directors recommends that you vote FOR the
         ratification of the appointment of LaPorte Sehrt
            Romig & Hand as our independent registered
                public accounting firm for the fiscal
                     year ending June 30, 2007.

________________________________________________________________

     SHAREHOLDER PROPOSALS, NOMINATIONS AND COMMUNICATIONS
                  WITH THE BOARD OF DIRECTORS
________________________________________________________________

     SHAREHOLDER PROPOSALS. Any proposal which a shareholder wishes to have included in the proxy materials of Home Federal Bancorp relating to the next annual meeting of shareholders of Home Federal Bancorp, which is anticipated to be held in November 2007, must be made in writing and filed with the Corporate Secretary, DeNell W. Mitchell, Home Federal Bancorp, 624 Market Street, Shreveport, Louisiana, 71101, no later than June 8, 2007. If such proposal is in compliance with all of the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended, it will be included in the proxy statement and set forth on the form of proxy issued for such annual meeting of shareholders. It is urged that any such proposals be sent certified mail, return receipt requested.

     Shareholder proposals which are not submitted for inclusion in Home Federal Bancorp's proxy materials pursuant to Rule 14a-8 may be brought before an annual meeting pursuant to Article II,
Section 15 of Home Federal Bancorp's Bylaws. Notice of the proposal must be given in writing and delivered to, or mailed and received at, our principal executive offices five days before the date of the annual meeting. The notice must include the information required by Article II, Section 15 of our Bylaws.

     SHAREHOLDER NOMINATIONS. Our Bylaws provide that all nominations for election to the Board of Directors, other than those made by the Board or a committee thereof, shall be made by a shareholder who has complied with the notice and information requirements contained in Article II, Section 14 of our Bylaws. Written notice of a shareholder nomination generally must be communicated to the attention of the Secretary and either delivered to, or mailed and received at, our principal executive offices not later than, with respect to an annual meeting of shareholders five days before the date of the annual meeting.

     OTHER SHAREHOLDER COMMUNICATIONS. Shareholders who wish to communicate with the Board may do so by sending written communications addressed to the Board of Directors of Home Federal Bancorp, Inc., c/o DeNell W. Mitchell, Corporate Secretary, at 624 Market Street, Shreveport, Louisiana 71101. Ms. Mitchell will forward such communications to the director or directors to whom they are addressed.

________________________________________________________________

                         ANNUAL REPORTS
________________________________________________________________

     A copy of Home Federal Bancorp's Annual Report for the year ended June 30, 2006 accompanies this proxy statement. Such annual report is not part of the proxy solicitation materials.

     Upon receipt of a written request, we will furnish to any shareholder a copy of the Form 10-KSB for the year ended June 30, 2006 and exhibits to the Annual Report on Form 10-KSB. Such written requests should be directed to Ms. DeNell W. Mitchell, Corporate Secretary, Home Federal Bancorp, Inc., 624 Market Street, Shreveport, Louisiana 71101.

________________________________________________________________

                         OTHER MATTERS
________________________________________________________________

     Management is not aware of any business to come before the annual meeting other than the matters described above in this proxy statement. However, if any other matters should properly come before the meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

     The cost of the solicitation of proxies will be borne by Home Federal Bancorp. Home Federal Bancorp will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending the proxy materials to the beneficial owners of Home Federal Bancorp's common stock. In addition to solicitations by mail, directors, officers and employees of Home Federal Bancorp may solicit proxies personally or by telephone without additional compensation.

                                     REVOCABLE PROXY
[X] Please Mark Votes   HOME FEDERAL BANCORP, INC. OF LOUISIANA
    As in This Example
                             ANNUAL MEETING OF SHAREHOLDERS

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF HOME FEDERAL BANCORP, INC. OF LOUISIANA FOR USE AT THE ANNUAL MEETING OF SHAREHOLDERS TO
BE HELD ON NOVEMBER 8, 2006 AND AT ANY ADJOURNMENT THEREOF.

     The undersigned hereby appoints the Board of Directors of Home Federal Bancorp, Inc. of Louisiana or any successors thereto, as proxies with full powers of substitution, to represent and vote, as designated below, all the shares of common stock of Home Federal Bancorp, Inc. held of record by the undersigned on September 26, 2006 at the Annual Meeting of Shareholders to be held at the main office of Home Federal Bancorp, located at 624 Market Street, Shreveport, Louisiana on Wednesday, November 8, 2006, at 10:00 a.m., Central Time, or at any adjournment thereof.

1.   ELECTION of directors for three year term.

     [ ]   FOR            [ ]   WITHHOLD            [ ]   FOR ALL EXCEPT

NOMINEES for three-year term expiring in 2009: Henry M. Hearne, Clyde D. Patterson and Amos L. Wedgeworth, Jr.

INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.



_______________________________________________

2. PROPOSAL to ratify the appointment of LaPorte Sehrt Romig & Hand as Home Federal Bancorp's independent registered public accounting firm for the fiscal year ending June 30, 2007.

     [ ]   FOR            [ ]   AGAINST             [ ]   ABSTAIN

3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

     The Board of Directors recommends that you vote "FOR" all the nominees listed above and "FOR" the ratification of LaPorte Sehrt Romig & Hand.

     THE SHARES OF HOME FEDERAL BANCORP'S COMMON STOCK WILL BE VOTED AS SPECIFIED. IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE NOMINEES TO THE BOARD OF DIRECTORS AND FOR RATIFICATION OF HOME FEDERAL BANCORP'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, AND OTHERWISE AT THE DISCRETION OF THE PROXIES. YOU MAY REVOKE THIS PROXY AT ANY TIME PRIOR TO THE TIME IT IS VOTED AT THE ANNUAL MEETING.

                                       _________________________________
   Please be sure to sign and date    | Date                            |
    this Proxy in the box below.      |                                 |
 _______________________________________________________________________
|                                                                       |
|                                                                       |
|                                                                       |
|_____ Shareholder sign above  _____  Co-holder (if any) sign above ____|






-----------------------------------------------------------------------------
  ^                                                                      ^

  Detach above card, sign, date and mail in postage paid envelope provided.

                   HOME FEDERAL BANCORP, INC. OF LOUISIANA

_____________________________________________________________________________

     The abovesigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders of Home Federal Bancorp, Inc. of Louisiana and the accompanying Proxy Statement and Annual Report for the year ended June 30, 2006, prior to the signing of this proxy.

     Please sign this proxy exactly as your name(s) appear(s) on this proxy. When signing in a representative capacity, please give title. When shares are held jointly, only one holder need sign.


                             PLEASE ACT PROMPTLY
                  SIGN, DATE & MAIL YOUR PROXY CARD TODAY
_____________________________________________________________________________

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

___________________________________________________

___________________________________________________

___________________________________________________



                  HOME FEDERAL SAVINGS AND LOAN ASSOCIATION
                 EMPLOYEES' SAVINGS AND PROFIT SHARING PLAN
                          VOTING INSTRUCTION BALLOT
                            ____________________

                  HOME FEDERAL BANCORP, INC. OF LOUISIANA
                       ANNUAL MEETING OF SHAREHOLDERS
                            ____________________

[X]  Please Mark Votes
     As in This Example

     The undersigned hereby instructs the Trustees of the Employees' Savings and Profit Sharing Plan (the "401(k) Plan") of Home Federal Savings and Loan Association to vote, as designated below, all the shares of common stock of Home Federal Bancorp, Inc. allocated to my 401(k) Plan account as of September 26, 2006 at the Annual Meeting of Shareholders to be held at Home Federal Bancorp's main office located at 624 Market Street, Shreveport, Louisiana, on Wednesday, November 8, 2006, at 10:00 a.m., Central Time, or at any adjournment thereof.

1.   ELECTION of directors for three year term.

     [ ]    FOR         [ ]    WITHHOLD         [ ]    FOR ALL EXCEPT

NOMINEES for three-year term expiring in 2009: Henry M. Hearne, Clyde D.
                                               Patterson and Amos L.
                                               Wedgeworth, Jr.

INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.
_______________________________________________

2. PROPOSAL to ratify the appointment of LaPorte Sehrt Romig & Hand as Home Federal Bancorp's independent registered public accounting firm for the fiscal year ending June 30, 2007.

     [ ]    FOR         [ ]    AGAINST          [ ]    ABSTAIN

3. In their discretion, the Trustees are authorized to vote upon such other business as may properly come before the meeting.

     The Board of Directors recommends that you vote "FOR" all the nominees listed above and "FOR" the ratification of LaPorte Sehrt Romig & Hand.

     THE SHARES OF HOME FEDERAL BANCORP'S COMMON STOCK WILL BE VOTED AS SPECIFIED. IF NOT OTHERWISE SPECIFIED, THE SHARES WILL BE VOTED FOR THE NOMINEES TO THE BOARD OF DIRECTORS AND FOR RATIFICATION OF HOME FEDERAL BANCORP'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, AND OTHERWISE AT THE DISCRETION OF THE PROXIES.

     The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders of Home Federal Bancorp, Inc. and the accompanying Proxy Statement and Annual Report for the year ended June 30, 2006 prior to the signing of this card.

     Please sign this card exactly as your name appears on this card. When signing in a representative capacity, please give title.

                               _____________________
  Please be sure to sign and  | Date                |
       date this Card.        |                     |
 _____________________________|_____________________|
|                                                   |
|                                                   |
|                                                   |
|____  Participant sign above ______________________|



              [HOME FEDERAL BANCORP, INC. OF LOUISIANA LOGO]






                                                  October 6, 2006


To:  Participants in the Home Federal Savings and Loan
     Association Employees' Savings and Profit Sharing Plan (the
     "401(k) Plan")

Re:  Instructions for voting shares of Home Federal Bancorp, Inc.
     of Louisiana

     As described in the enclosed materials, proxies are being solicited in connection with the proposals to be considered at the upcoming Annual Meeting of Shareholders of Home Federal Bancorp, Inc. We hope you will take advantage of the opportunity to direct the manner in which shares of common stock of Home Federal Bancorp allocated to your account in the Home Federal Savings and Loan Association 401(k) Plan will be voted.

     Enclosed with this letter is the Proxy Statement, which describes the matters to be voted upon, 2006 Annual Report to Shareholders and Voting Instruction Ballot. After you have reviewed the Proxy Statement, we urge you to vote your allocated shares held in the 401(k) Plan by marking, dating, signing and returning the enclosed Voting Instruction Ballot. In order to be effective, your Voting Instruction Ballot must be received by Clyde D. Patterson no later than November 1, 2006. Mr. Patterson will tabulate the votes for the purpose of having those shares voted by the Trustees.

     We urge each of you to vote, as a means of participating in the governance of the affairs of Home Federal Bancorp. If your voting instructions are not received, the shares allocated to your 401(k) Plan account will generally not be voted. While I hope that you will vote in the manner recommended by the Board of Directors, the most important thing is that you vote in whatever manner you deem appropriate. Please take a moment to do so.

     Please note that the enclosed material relates only to those shares which have been allocated to you in your account under the 401(k) Plan. If you also own shares of Home Federal Bancorp common stock outside of the 401(k) Plan, you should receive other voting material for those shares owned by you individually. Please return all your voting material so that all your shares may be voted.

                                   Sincerely,


                                   /s/Daniel R. Herndon
                                   Daniel R. Herndon
                                   President


           HOME FEDERAL SAVINGS AND LOAN ASSOCIATION
                 RECOGNITION AND RETENTION PLAN
                   VOTING INSTRUCTION BALLOT

                   ____________________

           HOME FEDERAL BANCORP, INC. OF LOUISIANA
              ANNUAL MEETING OF SHAREHOLDERS
                   ____________________

[X]  Please Mark Votes
     As in This Example


      The undersigned hereby instructs the Trustees of the 2005 Recognition and Retention Plan (the "Recognition Plan") of Home Federal Bancorp, Inc. to vote, as designated below, all the shares of common stock of Home Federal Bancorp, Inc. granted pursuant to the Recognition Plan to the undersigned as of September 26, 2006 at the Annual Meeting of Shareholders to be held at Home Federal Bancorp's main office located at 624 Market Street, Shreveport, Louisiana, on Wednesday, November 8, 2006, at 10:00 a.m., Central Time, or at any adjournment thereof.

1.   ELECTION of directors for three year term.

     [ ]   FOR        [ ]   WITHHOLD       [ ]   FOR ALL EXCEPT

NOMINEES for three year term expiring in 2009:  Henry M. Hearne, Clyde D.
                                                Patterson and Amos L.
                                                Wedgeworth, Jr.

INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

_______________________________________________

2.   PROPOSAL to ratify the appointment of LaPorte Sehrt Romig &
Hand as Home Federal Bancorp's independent registered public accounting firm for the fiscal year ending June 30, 2007.

     [ ]   FOR        [ ]   AGAINST      [ ]   ABSTAIN

3. In their discretion, the Trustees are authorized to vote upon such other business as may properly come before the meeting.

      The Board of Directors recommends that you vote "FOR" all the nominees listed above and "FOR" the ratification of LaPorte
Sehrt Romig & Hand.

      THE SHARES OF HOME FEDERAL BANCORP'S COMMON STOCK WILL BE VOTED AS SPECIFIED. IF NOT OTHERWISE SPECIFIED, THE SHARES WILL BE VOTED FOR THE NOMINEES TO THE BOARD OF DIRECTORS AND FOR RATIFICATION OF HOME FEDERAL BANCORP'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, AND OTHERWISE AT THE DISCRETION OF THE TRUSTEES.

     The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders of Home Federal Bancorp, Inc. and the accompanying Proxy Statement and Annual Report for the year ended June 30, 2006 prior to the signing of this card.

     Please sign this card exactly as your name appears on this card. When signing in a representative capacity, please give title.

                               _____________________
  Please be sure to sign and  | Date                |
       date this Card.        |                     |
 _____________________________|_____________________|
|                                                   |
|                                                   |
|                                                   |
|____  Participant sign above ______________________|



           [HOME FEDERAL BANCORP, INC. OF LOUISIANA LOGO]





                                                  October 6, 2006


To:  Persons Granted Restricted Stock under Home Federal
     Bancorp's Recognition and Retention Plan (the "Recognition
     Plan")

Re:  Instructions for voting shares of Home Federal Bancorp, Inc.
     of Louisiana

      As described in the enclosed materials, proxies are being solicited in connection with the proposals to be considered at the upcoming Annual Meeting of Shareholders of Home Federal Bancorp, Inc. We hope you will take advantage of the opportunity to direct the manner in which shares of common stock of Home Federal Bancorp granted to you pursuant to the 2005 Recognition and Retention Plan will be voted.

      Enclosed with this letter is the Proxy Statement, which describes the matters to be voted upon, 2006 Annual Report to Shareholders and Voting Instruction Ballot. After you have reviewed the Proxy Statement, we urge you to vote the restricted shares granted to you by marking, dating, signing and returning the enclosed Voting Instruction Ballot. Mr. Patterson will tabulate the votes for the purpose of having those shares voted by the Trustees at the Annual Meeting.

      We urge each of you to vote, as a means of participating in the governance of the affairs of Home Federal Bancorp. If your voting instructions are not received, the restricted shares granted to you will be voted by the Trustees in their sole discretion. While I hope that you will vote in the manner recommended by the Board of Directors, the most important thing is that you vote in whatever manner you deem appropriate. Please take a moment to do so.

     Please note that the enclosed material relates only to those shares which have been granted to you pursuant to the 2005 Recognition and Retention Plan. If you also own shares of Home Federal Bancorp common stock outside of the Recognition Plan, you should receive other voting material for those shares owned by you individually. Please return all your voting material so that all your shares may be voted.

                                   Sincerely,


                                   /s/Daniel R. Herndon
                                   Daniel R. Herndon
                                   President



          HOME FEDERAL SAVINGS AND LOAN ASSOCIATION
                EMPLOYEE STOCK OWNERSHIP PLAN
                  VOTING INSTRUCTION BALLOT
                    ____________________

           HOME FEDERAL BANCORP, INC. OF LOUISIANA
                ANNUAL MEETING OF SHAREHOLDERS
                    ____________________

[X]  Please Mark Votes
     As in This Example


     The undersigned hereby instructs the Trustees of the Employee Stock Ownership Plan (the "ESOP") of Home Federal Savings and Loan Association to vote, as designated below, all the shares of common stock of Home Federal Bancorp, Inc. allocated to my ESOP account as of September 26, 2006 at the Annual Meeting of Shareholders to be held at Home Federal Bancorp's main office located at 624 Market Street, Shreveport, Louisiana, on Wednesday, November 8, 2006, at 10:00 a.m., Central Time, or at any adjournment thereof.

1.   ELECTION of directors for three year term.

     [ ]      FOR       [ ]    WITHHOLD       [ ] FOR ALL EXCEPT

NOMINEES for three year term expiring in 2009:   Henry M. Hearne, Clyde D.
                                                 Patterson and Amos L.
                                                 Wedgeworth, Jr.

INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

_______________________________________________

2.   PROPOSAL to ratify the appointment of LaPorte Sehrt Romig &
Hand as Home Federal Bancorp's independent registered public accounting firm for the fiscal year ending June 30, 2007.

     [ ]    FOR         [ ]     AGAINST       [ ]     ABSTAIN

3. In their discretion, the Trustees are authorized to vote upon such other business as may properly come before the meeting.

     The Board of Directors recommends that you vote "FOR" all the nominees listed above and "FOR" the ratification of LaPorte
Sehrt Romig & Hand.

     THE SHARES OF HOME FEDERAL BANCORP'S COMMON STOCK WILL BE VOTED AS SPECIFIED. IF NOT OTHERWISE SPECIFIED, THE SHARES WILL BE VOTED FOR THE NOMINEES TO THE BOARD OF DIRECTORS AND FOR RATIFICATION OF HOME FEDERAL BANCORP'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, AND OTHERWISE AT THE DISCRETION OF THE TRUSTEES.

     The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders of Home Federal Bancorp, Inc. and the accompanying Proxy Statement and Annual Report for the year ended June 30, 2006 prior to the signing of this card.

     Please sign this card exactly as your name appears on this card. When signing in a representative capacity, please give title.

                               _____________________
Please be sure to sign and    | Date                |
     date this Card.          |                     |
 _____________________________|_____________________|
|                                                   |
|                                                   |
|                                                   |
|____  Participant sign above ______________________|



           [HOME FEDERAL BANCORP, INC. OF LOUISIANA LOGO]






                                                  October 6, 2006


To:  Participants in the Home Federal Savings and Loan
     Association Employee Stock Ownership Plan (the "ESOP")

Re:  Instructions for voting shares of Home Federal Bancorp, Inc.
of Louisiana

     As described in the enclosed materials, proxies are being solicited in connection with the proposals to be considered at the upcoming Annual Meeting of Shareholders of Home Federal Bancorp, Inc. We hope you will take advantage of the opportunity to direct the manner in which shares of common stock of Home Federal Bancorp allocated to your account in the Home Federal Savings and Loan Association ESOP will be voted.

     Enclosed with this letter is the Proxy Statement, which describes the matters to be voted upon, 2006 Annual Report to Shareholders and Voting Instruction Ballot. After you have reviewed the Proxy Statement, we urge you to vote your allocated shares held in the ESOP by marking, dating, signing and returning the enclosed Voting Instruction Ballot. In order to be effective, your Voting Instruction Ballot must be received by Clyde D. Patterson no later than November 1, 2006. Mr. Patterson will tabulate the votes for the purpose of having those shares voted by the Trustees.

     We urge each of you to vote, as a means of participating in the governance of the affairs of Home Federal Bancorp. If your voting instructions are not received, the shares allocated to your ESOP account will generally not be voted. While I hope that you will vote in the manner recommended by the Board of Directors, the most important thing is that you vote in whatever manner you deem appropriate. Please take a moment to do so.

     Please note that the enclosed material relates only to those shares which have been allocated to you in your account under the ESOP. If you also own shares of Home Federal Bancorp common stock outside of the ESOP, you should receive other voting material for those shares owned by you individually. Please return all your voting material so that all your shares may be voted.

                                   Sincerely,


                                   /s/Daniel R. Herndon
                                   Daniel R. Herndon
                                   President